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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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               Date of Report (Date of earliest event reported):
                                  March 1, 2006
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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

        California                     001-13122                95-1142616
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)


                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On March 2, 2006, Reliance Steel & Aluminum Co. ("Reliance") announced that Reliance Pan Pacific Pte. Ltd. ("Reliance Pan Pacific") has completed its purchase of Everest Metals (Suzhou) Co., Ltd. ("Everest Metals"), a metals service center company based near Shanghai, China. Reliance Pan Pacific is a joint venture company formed in October of 2005 that is 70% owned by Reliance and 30% owned by Manufacturing Network Pte. Ltd. ("MNPL"), a Singapore company. MNPL sold its 100% interest in Everest Metals to Reliance Pan Pacific on March 1, 2006. Everest Metals was formed in 2001 and began processing and distributing primarily aluminum products to the electronics industry in 2002. Everest Metal's 2005 revenues were approximately $5.5 million. The purchase price and other terms and conditions were determined by negotiations between the parties and are confidential. The purchase was made in the ordinary course of Reliance's business and the consideration paid was not material to Reliance.


Item 9.01. Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired.
                -------------------------------------------
                 Not Applicable.

        (b)     Pro Forma Financial Information.
                -------------------------------
                 Not Applicable.

        (c)     Exhibits.
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                Exhibit No.     Description
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                99.1            Press Release dated March 2, 2006 (included
                                herewith).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RELIANCE STEEL & ALUMINUM CO.



Dated: March 3, 2006                    By /s/ Karla Lewis
                                           -------------------------------------
                                           Karla Lewis
                                           Executive Vice President and
                                           Chief Financial Officer



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                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS
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Exhibit No.     Description
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99.1            Press Release dated March 2, 2006 (included herewith).